Clover Health J.P. Morgan Healthcare Conference January 2024

2 Disclaimer This presentation and the accompanying oral presentation include forward-looking statements, including statements regarding future events including, without limitation, Clover Health Investments, Corp.’s (“Clover Health,” “we,” “our,” or “us”), expectations regarding positive Adjusted EBITDA (a non-GAAP measure, as defined herein), targeted revenues, Insurance Revenues, Non-Insurance Revenues, Insurance MCR, Non-Insurance MCR, future results of operations, financial condition, outlook, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," “goals,” "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "target," "if," "continue," or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this presentation include, but are not limited to, statements regarding expectations relating to, as well as statements regarding expectations related to Clover’s future performance, future operations and future results. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this presentation. These forward-looking statements are subject to a number of other risks, uncertainties and assumptions, including those described under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, as such risk factors may be amended or updated in our subsequent filings with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. The forward-looking statements included in this presentation and the accompanying oral presentation are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date hereof or to conform these statements to actual results or revised expectations. In addition to U.S. Generally Accepted Accounting Principles (“GAAP”) financial measures, this presentation includes certain non-GAAP financial measures including Adjusted EBITDA. These non-GAAP financial measures are provided to enhance the reader’s understanding of Clover Health’s past financial performance and our prospects for the future. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of historical non-GAAP measures to historical GAAP measures is included in the Appendix of this presentation.

3 Our Vision Empowering Physicians to Identify and Manage Chronic Diseases Earlier

4 2023 in Review

5 (1) For comparison purposes, 2023 Outlook is based on guidance provided in the Company’s November 6, 2023 earnings press release, which was most recently reiterated by the Company in its December 21, 2023 press release, and has not been updated since that date. Insurance Revenue and Insurance Gross Profit (Loss) for 2023 is calculated by taking the midpoint of the guidance provided in the Company’s November 6, 2023 earnings press release. (2) See the Company’s most recent Form 10-K filed on March 1, 2023 for 2021 and 2022 Insurance Revenue and Insurance Gross Profit (Loss). (3) Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net loss before interest expense, amortization of notes and securities discount, depreciation and amortization, gain on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, non-recurring legal expenses and settlements, and expenses attributable to Seek. Please refer to the Appendix for a reconciliation of Adjusted EBITDA to Net Loss, the most directly comparable GAAP measure for 2021 and 2022. Reconciliation of projected Adjusted EBITDA to Net loss, the most directly comparable GAAP measure, is not provided because Stock-based compensation expense, which is excluded from Adjusted EBITDA, cannot be reasonably calculated or predicted at this time without unreasonable efforts. See “About Non-GAAP Financial Measures” in the Appendix. Note that Adjusted EBITDA for 2021 and 2022 does not reflect the revised definition of Adjusted EBITDA as disclosed in the May 9, 2023 earnings press release. (4) For comparison purposes, 2023 Outlook for Adjusted EBITDA is based on guidance provided in the Company's November 6, 2023 earnings press release. Note this includes Non-Insurance performance. As announced on December 1, 2023, the Company exited the CMS ACO REACH Program at the end of the 2023 performance year, effective as of January 1, 2024. Clover will continue to fulfill all of its obligations under the ACO REACH Program for the 2023 performance year, as outlined in the Company’s December 1, 2023 press release. On Track to Deliver a Step-Change in Financials, Demonstrating the Potential of Clover Health’s Model Targeting Adjusted EBITDA profitability in 2024 Insurance Gross Profit (Loss) Insurance Revenue (1) (1) Adjusted EBITDA (3)(2) (2) (4)(1)(2)

…Driven By an Asset-Light Care Management Platform 6 Strong Financial Performance in Medicare Advantage (1) For comparison purposes, 2023 Outlook is based on guidance provided in the Company’s November 6, 2023 earnings press release, which was most recently reiterated by the Company in its December 21, 2023 press release, and has not been updated since that date. Insurance MCR Insurance MCR Improvement…(1) (1) Software-driven data and insights Enabling any PCP to deliver more consistent, higher quality care Home-based care for any member High-touch primary care program for those most at-risk Clover Home Care

7 Continue to drive toward long-term growth levers and expanding our offerings Targeting full-year 2024 positive Adjusted EBITDA Prudently manage strong liquidity position to achieve path to profitability Improve Medicare Advantage fundamentals while reducing operational spend 1 4 2 3 Strong 2023 Momentum Continues into 2024

8 The Clover Health Story

Solely focused on Medicare, serving a population with chronic conditions that can be proactively managed Technology R&D entirely focused on physician enablement technology, bringing together the power of AI + data to real-world care Home-based, “officeless” clinical practice delivers in-person + virtual care for rising risk & most complex members via tailored, high-touch programs Distinct ability to work with any physician in any market, via a technology-focused, asset-light approach 9 How is Clover Health Different?

Wide Network Approach Positions Clover to Service the ~$900B Medicare Market

Clover Health



U.S. Senior Population (Aged 65+)
59M
63M
71M
76M
18%
19%
21%
22%
2023
2025
2030
2035
Aged 65+ (M)
% of Total Population



Medicare Advantage Market
15M
21M
32M
65%
63%
57%
29%
33%
42%
2013
2018
2023
MA Enrollment
PPO %(1)
HMO %(1)

Clover Health has ~95% of Insurance members in a PPO plan, which consumers prefer versus traditional HMO plans[(1)(2)]

Source: Congressional Budget Office (CBO), U.S. Census Bureau - Population Estimates and Projections, Association of American Medical Colleges (AAMC), CMS, Kaiser Family Foundation.
Note: Senior population and MA Enrollment in millions.

(1) CMS CPSC data from December 2018 – December 2023: Within Medicare Advantage, PPO plans grew 2.3x the rate of HMO plans. Penetration percentages excludes other plan types, such as National PACE and PFFS.
(2) PPO vs. HMO breakdown based on 2023 Insurance membership.

10

In-Home Primary Care. Fully accountable, high-touch primary care & supportive care program for members most at risk Care Coordination. Annual in-home assessments and post-discharge visits coordinate care for a rising risk population Interdisciplinary care. Diverse care team, powered by CA to deliver the right care at the right time An Asset-Light Care Management Platform Enables a Wide Network Approach 11 Clover Assistant Clover Home Care Cloud-based, AI-powered platform. Aggregates, synthesizes, and normalizes disparate data streams to generate actionable clinical insights Technology at scale. Platform-agnostic to improve care management across a wide, diverse network of physicians and existing HCIT infrastructure Closed feedback loop. Proprietary data access allows for rapid technology iteration Clover Assistant is designed to enable any provider to deliver consistent, high quality care. This allows for wider network construction in a sustainable fashion Clover Home Care supplements community physicians to meet the needs of patients that are most at-risk

Clover Health

Impact of Clover Assistant and Clover Home Care

Clover Assistant

- **1,000+ bps MCR Differential** for returning MA members whose PCP uses CA as compared to those who do not
- Correlated with **Changes to the Timeline of Care** as shown in Clover's three research papers on better care for Chronic Kidney Disease, Diabetes, and improved Medication Adherence[1]
- **Thousands** of clinicians currently using CA generated insights to care for **Tens of Thousands** of patients

Clover Home Care

- Targeting **High Risk Members** with **~3,500** members in a home-based primary care model
- **High Impact** from home-based primary care with net savings of **~$500** per engaged member per month driven by lower IP admissions, readmissions, and spend at end of life in CHC's In-Home primary care program
- **Positive Member Experience** with NPS scores **>90** demonstrating high member satisfaction

(1) "Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease" www.cloverhealth.com/clinicalcare/ckd; "Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes" www.cloverhealth.com/clinicalcare/diabetes; "Clover Assistant Use and Medication Adherence for Common Chronic Conditions" www.cloverhealth.com/clinicalcare/medadherence

12

13 Clover Assistant: Creating the Software-Powered Physician

Earlier Diagnosis Leads to Earlier Treatment

Example: Chronic Kidney Disease



Chronic Kidney Disease
Does the patient have any of the followin
Stage 1 (GFR > 90)
Stage 2 (GFR 60-89)
Stage 3 (GFR 30-59)
3A (GFR 45-59)
3B (GFR 30-44)
Patients with CKD stage 3 and highe
order a PTH?
PTH ordered
1.1.1
1.1.2
1.2.1
3



CKD is diagnosed earlier and disease trajectory improves in patients seen by providers using Clover Assistant(1)
Kidney Function (GFR)
60
55
50
45
40
Diagnosed CKD Stage 3
Diagnosed CKD Stage 3
~1.5 years
CA Patients
Non-CA Patients
--
1
2
3
4
5
Time (Years)

Clover Health

Note: Kidney Function measured via GFR (Glomerular Filtration Rate).

(1) "Clover Assistant Use and Diagnosis and Progression of Chronic Kidney Disease" www.cloverhealth.com/clinicalcare/ckd

14

Earlier Diagnosis Leads to Earlier Treatment

Clover Health

Example: Diabetes



Diabetes
Supporting evidence
Labs
HbA1c/Total Hgb, Blood
6.6% High
Hailey Dunn
07/25/2023



Members Newly Diagnosed with Diabetes (1)
20%
15%
10%
5%
--
8.7%
16.7%
Member Seen Without CA
Member Seen With CA



Patients **started on oral diabetic medications** after Clover Assistant raised potential diabetes diagnosis for physician consideration(2)
Diabetes Medication Fills
400
300
200
100
0
-50
-25
--
25
50
75
100
Days Since Clover Assistant Visit

Note: This slide reflects our examination of data from Clover Health members who had no previously recorded diagnosis of diabetes, were flagged by the 'at-risk' algorithm in Clover Assistant, and where the clinician had a visit informed by Clover Assistant data (2018 - 2022) and the clinician confirmed diabetes.

(1) Represents percentage (%) of pre-existing diagnoses similar in the two groups.

(2) "Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes" www.cloverhealth.com/clinicalcare/diabetes

15

Earlier Diabetes Treatment Leads to:

Better Management of Blood Sugar(1)

Lower Use of Insulin(1)

Lower Instances of Hypoglycemia(1)

Clover Health



Blood Sugar Indicator (HbA1c)
7.0%
6.9%
6.8%
6.7%
6.6%
6.5%
Oral Meds Started
Oral Meds Started
Non-CA Patients
CA Patients
--
1
2
3
4
5
6
7
8
Time (Years)
Percentage Taking Insulin
4.0%
3.0%
2.0%
1.0%
--
Non-CA Patients
CA Patients
--
250
500
750
1,000
Days Since Oral Meds Started
Percentage with Hypoglycemia Event
3.0%
2.0%
1.0%
--
Non-CA Patients
CA Patients
--
250
500
750
1,000
Days Since Oral Meds Started

Note: This slide reflects our examination of data from Clover Health members who had no previously recorded diagnosis of diabetes, were flagged by the 'at-risk' algorithm in Clover Assistant, and where the clinician had a visit informed by Clover Assistant data (2018 - 2022) and the clinician confirmed diabetes.

(1) "Clover Assistant Use and Diagnosis, Treatment, and Progression of Diabetes" www.cloverhealth.com/clinicalcare/diabetes

16

Clover Assistant Correlated with Improved Medication Adherence



Prescription not filled as of 03/15/2023: Metformin (Glucophage)
2 fills remaining, 30 day supply
Refill past due as of 03/15/2023: Metformin (Glucophage)
Flagged for you because
✓ Prescribed by you
✓ Prescribed for over 6 months in past year
✓ More than 1 week since last fill ended
First fill
Last fill
Supply
Days past due
10/15/2022
02/13/2023
30 days
19 days
Last filled at
88 Morgan St, Jersey City, NJ 07302
Tel: (201) 433-3510

Clover Health

Medication fills increased by ~5% on the day of the Clover Assistant visit and remained ~3% higher 90 days post-visit among patients previously non-adherent to their medications for diabetes, high blood pressure, and high cholesterol[1]



100%
80%
60%
40%
20%
Percent with Medication Fill
41%
46%
59%
63%
71%
73%
84%
86%
Visit Day (Day 0)
+ 10 Days
+ 30 Days
+ 90 Days
Days Since Visit
CA with Medication Adherence Feature
CA without Medication Adherence Feature

Note: Analyses examined data from Clover Health Medicare Advantage plan members from 2018, 2019, 2022, and 2023. We intentionally excluded data from 2020 and 2021 to minimize the impact of the COVID-19 pandemic's disruption of the healthcare system, including medication-related behaviors.

(1) "Clover Assistant Use and Medication Adherence for Common Chronic Conditions" www.cloverhealth.com/clinicalcare/medadherence

17

18 Looking Forward

Move to sustainable, profitable growth leveraging further improvements in our care management platform Profitable Growth Return to 3.5 Star Rating, with pathway to further upside at higher levels Improve Star Rating 19 Goals for 2024 and Beyond Targeting full-year 2024 positive Adjusted EBITDA as Clover Health continues on its path to profitability 2024 Adj. EBITDA Profitability New go-to-market capabilities that widen our ability to manage more Medicare lives Expansion of Offerings

20 Q&A

Appendix

22 About Non-GAAP Financial Measures (1) In addition to U.S. Generally Accepted Accounting Principles (“GAAP”) financial measures, this presentation includes certain non-GAAP financial measures including Adjusted EBITDA. These non-GAAP financial measures are provided to enhance the reader’s understanding of Clover Health’s past financial performance and our prospects for the future. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Note that Adjusted EBITDA for 2021 and 2022 above does not reflect the revised definition of Adjusted EBITDA as disclosed in the May 9, 2023 earnings press release. CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA (NON-GAAP) RECONCILIATION (in thousands)(1)